                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 10, 2001
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


         DELAWARE                     1-13692                  23-2787918
         DELAWARE                   33-92734-01                 23-2800532
(STATE OR OTHER JURISDICTION     (COMMISSION FILE            (I.R.S. EMPLOYER
    OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS

      On Wednesday, April 25, 2001, AmeriGas Partners, L.P. will report earnings for the second quarter ended March 31, 2001. Lon R. Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm. The live webcast of the teleconference will begin at 4:00 PM Eastern Daylight Savings Time. The webcast will be archived through May 11, 2001.

      In addition, a telephone rebroadcast will be available until midnight Eastern Daylight Savings Time on Friday, April 27, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 524329. International replay access is 719-457-0820, Passcode 524329.



                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERIGAS PARTNERS, L.P.
                                          By: AmeriGas Propane, Inc.,
                                                 its General Partner


                                          By: /s/ Robert W. Krick
                                              ---------------------------------
                                              Robert W. Krick, Treasurer
                                              Vice President- Finance

                                          AMERIGAS FINANCE CORP.


                                          By: /s/ Robert W. Krick
                                              ---------------------------------
                                              Robert W. Krick, Treasurer


Date:  April 10, 2001